united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE  19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 4/30

Date of reporting period: 4/30/21

Item 1. Reports to Stockholders.

Annual Report

April 30, 2021

CMG MAULDIN CORE FUND

Class A Shares – GEFAX Class I Shares – GEFIX

CMG TACTICAL BOND FUND

Class A Shares – CHYAX Class I Shares – CHYOX

CMG TACTICAL ALL ASSET STRATEGY FUND

Class A Shares – CMGQX Class I Shares – CMGHX

1-866-CMG-9456
www.cmgmutualfunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of CMG Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

Dear Shareholder,

The purpose of this letter is to review performance, provide a comparison of performance vs. appropriate benchmarks, and discuss our outlook for the CMG Mauldin Core Fund, the CMG Tactical All Asset Strategy Fund and the CMG Tactical Bond Fund.

CMG Mauldin Core Fund

The Fund returned +16.26% (Class A Shares) and +16.40% (Class I Shares) over the past year (May 1, 2020 through April 30, 2021), net of fees. The Morningstar Tactical Allocation Category, the Fund’s peer group, returned +28.69% over the past year (May 1, 2020 through April 30, 2021). The benchmark for the Fund, the Morningstar Moderate Target Risk TR Index, returned +27.80% over the past year (May 1, 2020 through April 30, 2021).

The Fund began the second quarter of 2020 in a conservative risk position after reducing risk in February ahead of the sharp market decline in March. Equities represented just 20% of the portfolio while fixed income holdings, accounting for approximately 68% of the portfolio, were over 80% invested in ultrashort duration bonds. The market crash in response to the coronavirus pandemic dramatically reversed technical and fundamental market indicators that were, just a couple months earlier, signaling a bullish 2020 for equities.

After the crash in March, equity markets rebounded sharply in April, setting off a rally that continued through the second and into the third quarter. The Fund added risk exposure slowly in April and May while also taking more credit and duration risk in the portfolio’s fixed income holdings. In May, ultrashort bonds were reduced in favor of long government bonds and a small allocation to corporate bonds. The Fund further added risk to its fixed income positions, again reducing ultrashort duration positions in favor of corporate, high yield, emerging market and world bonds. By the end of the second quarter, the Fund had doubled its equity exposure (from previous quarter-end). Domestic equity positions, primarily in large caps, still accounted for the overwhelming majority of equity exposure but by June, the portfolio held some small cap and emerging market exposure.

Equity markets continued to trend higher during the third quarter and the Fund was positioned accordingly in a moderate risk position seeking to capture market upside after playing defense earlier in the year. The Fund’s equity allocation reached the highest level since February. The asset class mix of the portfolio remained consistent throughout the quarter, but the underlying mix of equity and fixed income funds adapted to changes in investor preferences. Specifically, domestic equities were reduced from 86% in June to 68% in September, reflecting the relative slowdown of the U.S. recovery as compared to Asia and Europe. Equity holdings reflected this change in sentiment and, while international developed positions remained roughly 8% (of equity exposure) throughout the quarter, emerging market exposure increased significantly to 23% of total equity exposure by the end of the third quarter, the highest level since January 2019. The mix of fixed income positions in the portfolio also reflected an increased risk appetite. Ultrashort bond holding reached a peak of 80% of fixed income holdings in March and April but bottomed out during July and August at around 30% before rising back to 56% in reaction to the market decline in September. Nonetheless, the reduction in short duration bond positions reflected the market appetite for increased risk with the reallocation out of short duration bonds going to high yield bonds in July and August.

After the strong rally over the summer, equity markets cooled in September and the sell-off continued into October. The Fund was positioned in a moderate risk position with almost equal allocations to equities and fixed income. While the Fund’s equity allocations were still predominantly in domestic positions, the Fund did add international exposure through allocations to broad based emerging markets and Japanese equities. U.S. equity positions were allocated primarily to large caps with additional positions in small caps and utilities, which outperformed large caps during the market decline in October. After the sell-off, equity markets rocketed higher in November. The Fund benefited from a modest increase in equity exposure and its overweight position in large caps, which drove returns for the month. The Fund’s defensive holdings in utilities were switched in favor of large caps, adding additional risk to the portfolio, a theme that continued in December when the portfolio reached its highest level of equity exposure since January 2020. The composition of the Fund’s equity holdings also signaled a shift in risk as the portfolio held the highest percentage of international (both developed and emerging) exposure for several months, accounting for 30% of the Fund’s equity exposure. Domestic equity positions, while overweight large caps, were more diversified than earlier in the fourth quarter including holdings in small caps, and positions focused on dividend appreciation and natural resources.

Changes to the Fund’s fixed income allocations likewise reflected the increased risk appetite that propelled equity markets during the quarter. After increasing exposure to ultrashort duration bonds in early October and peaking at approximately 60% of total fixed income exposure, the Fund diversified into more risk-oriented positions during the next two months. By the end of November, ultrashort duration bonds represented only 28% of fixed income positions. Allocations to long government bonds and high yield bonds were both larger at approximately 30% each, respectively. The trend continued through December as long government and high yield bonds accounted for over 80% of the Fund’s fixed income exposure. The change in holdings is illustrative of the how quickly the Fund’s tactical strategy can adapt to changing market conditions. Defensive ultrashort duration bond positions represented just 4% of total fixed income exposure by year end, down from 60% just two months prior.

The Fund began 2021 in a moderately aggressive risk position as equity markets carried over momentum from 2020 to start the New Year. The increased pace of COVID vaccinations, additional fiscal stimulus, and a continuation of accommodative monetary policy has kept investors brimming with confidence about the economic rebound. The portfolio was well positioned at the start of the year to capture upside as equity markets climbed higher. Equity allocations were biased towards domestic positions with allocations to large caps, technology, and small caps. International exposure was balanced between international developed (mostly to Japan) and emerging markets. The fixed income portion of the portfolio also reflected an increased risk appetite with close to 50% allocated to high yield bonds. The next largest position was in long government bonds. As markets cooled in February in response to inflation concerns, the Fund reduced its long government bond exposure and cut high yield allocations almost to zero.

The Fund remained well positioned to capture the equity rally after the sell-off in February, led by tech, was short lived. Equity holdings were more diversified heading into the end of the first quarter. Utilities were the largest equity holding and benefitted from a bottoming out in bond prices (utilities are interest rate sensitive and generally due well when rates are falling or in this case when they hit a short-term top). The Fund continued to favor large caps, albeit with lower exposure to tech than most of last year. International exposure was balanced between developed and emerging equities with the majority of exposure allocated across broad EAFE and EM indices. Long government bond holdings were again reduced in March and ultrashort duration bonds remained the largest fixed income allocation in the portfolio. At quarter end, high yield, corporate, and international (emerging and developed) bonds made up the balance of the portfolio’s bonds exposure.

The Fund’s commodity exposure over the past year was primarily in gold, ranging between 5-8%. After dropping slightly in the second quarter of 2020, commodity exposure increased in the third quarter. Gold performed well as investors sought portfolio diversification to offset potential tail risks and the Fund also added exposure to a basket of commodities, particularly energy. Oil prices remained range bound after the market crash in the first quarter 2020, but were well off their lows from the year. Commodity exposure remained steady during the third quarter, representing approximately 5-7% of total portfolio exposure. Gold holdings continued to account for the majority of the Fund’s commodity exposure while the remainder was allocated to a diversified basket. While equity markets continued to climb higher at the start of 2021, the Fund’s commodity exposure declined during the first quarter, with the Fund reducing its gold position to zero. Despite concerns about inflation, it was a difficult start to the year for gold, which declined over 10% during the first quarter. The Fund benefited from reallocating away from the precious metal, while the only commodity allocation, a diversified basket of commodities benefited from inflationary pressures and contributed positively to performance.

CMG Tactical Bond Fund

The Fund returned +2.52% (Class A Shares) and +2.90% (Class I Shares) over the past year (May 1, 2020 through April 30, 2021), net of fees. The Morningstar Nontraditional Bond Category, the Fund’s peer group, returned +10.75% over the period (May 1, 2020 through April 30, 2021). The benchmark for the Fund, the Bloomberg Barclays U.S. Corporate High Yield Bond Index, returned +19.67% over the past year (May 1, 2020 through April 30, 2021).

The Fund began the second quarter 2020 in a defensive position after a difficult first quarter for high yield bonds. The Federal Reserve (“The Fed”) relieved pressure on corporate debt markets, announcing a range of liquidity programs at the end of the first quarter. In some cases, the Fed bought ETFs, including high yield bond ETFs to provide liquidity and avoid the large dislocations that occurred during the worst moments of panic selling in March. For example, the iShares iBoxx Investment Grade Corporate Bond ETF traded at a 5% discount to NAV, the widest spread since 2008. Investors who were selling into that market were receiving 5% less than the actual value of the underlying bonds due to a liquidity mismatch (the ETF trades while the underlying bonds do not). The Fed stepped in to prevent contagion to credit markets. If investment grade bonds could trade that wide, the risk to lesser credits like high yield bonds was dangerously severe.

The Fund moved back into high yield bonds in June 2020. July 2020 was a particularly strong month for high yields and the strategy was able to capture significant upside, posting its strongest monthly return for the year. The high yield rally stalled out in August 2020, barely posting a positive return. After a strong second quarter across most asset classes, a pullback was expected, especially heading into what is historically the most difficult period for markets. In September 2020, high yield bonds declined modestly dragged down along with equity markets and as a result, the Fund moved out of high yields and into a defensive position. High yields rebounded late in the month and, by early October 2020, the Fund was again invested in high yield bonds. However, equity markets declined during the month, putting pressure on high yields. In response, the Fund moved back to a defensive position in late October 2020. The trade was short lived as investors were keen to buy the equity market pull back and the Fund moved back into high yields early in November 2020 and stayed fully invested for the rest of 2020.

The Fund began 2021 fully invested in high yield bonds. While equity markets trended higher to start the year, fixed income markets, including high yield bonds, were under pressure due to concerns about inflation. High yields were down modestly in January, but relatively outperformed higher quality corporate bonds and more interest rate sensitive government bonds, both domestic and international. In February, high yields again outperformed on a relative basis but a down trend at month-end signaled a trade out of high yields and into a defensive position that was held through quarter-end. The Fund subsequently moved back into high yields at the start of the second quarter.

Despite the impact of the pandemic on the economy, high yield bonds have continued to rally, compressing spreads to the same levels as before the market decline in the first quarter of 2020. After quickly blowing out to 1,100 bps in March 2020, the spread on high yields steadily declined over the rest of the year, reaching the levels we saw coming into 2020. The fact that spreads tightened so rapidly is a testament to the Fed’s actions in March and April of last year, when massive liquidity programs put a floor under credit markets. It has, however, been a difficult start to 2021 for fixed income investors as concerns about inflation have put selling pressure across bond sub-asset classes. Few segments were spared during the first quarter. Long government, emerging markets, corporates, and international bonds incurred the steepest declines while, somewhat counterintuitively, riskier credits outperformed. Convertible and high yield bonds, credits that have higher correlations to equity markets were the only segments of the fixed income markets that generated slightly positive returns. Similarly to equity markets, riskier investments are generating the most interest from investors expecting the economic recovery to pick up steam, especially with the prospect of additional fiscal stimulus from an infrastructure bill. As a result, high yield bonds, while very expensive, appear primed to outperform other credits as the start of the year would indicate. However, while there is a tailwind for high yields at the moment, valuations are rich, and we remain vigilant with our risk management process in the event of a sizable correction.

CMG Tactical All Asset Strategy Fund

The Fund returned +24.62% (Class A Shares) and +24.79% (Class I Shares) over the past year (May 1, 2020 through April 30, 2021), net of fees. The Morningstar Macro Trading Category, the Fund’s peer group, returned +12.02% over the past year (May 1, 2020 through April 30, 2021). The benchmark for the Fund, the Morningstar Moderate Target Risk TR Index, returned +27.80% over the past year (May 1, 2020 through April 30, 2021).

The Fund began the second quarter 2020 in an extremely conservative risk position with zero exposure to equities. During the market crash in the first quarter, the Fund moved entirely to fixed income and gold. As equity markets responded to fiscal and monetary stimulus, the Fund slowly added risk exposure over the second quarter. In April, the Fund was primarily allocated to ultrashort duration bonds, long government bonds and gold. In May, the portfolio increased risk, rotating out of ultrashort duration bonds and into investment grade corporate bonds, mortgage backed securities and equities, specifically, healthcare and large caps. The Fund continued to add risk to the portfolio in June, further adding equity exposure. The portfolio held positions in technology and large caps. The fixed income allocations also reflected an increased appetite for risk, adding to convertible bonds and longer duration government bonds at the expense of a reduction in ultrashort bonds.

As equity markets trended higher in July 2020 and August 2020, the Fund was able to capture upside due to increased equity exposure. The portfolio shifted out of short and intermediate government bonds, reallocating in favor of technology and gold miner equity positions. Fixed income exposure, early in the quarter also signaled an increased appetite for risk as holdings in government bonds were moved to corporate bonds. In September, the Fund was positioned in technology, transportation, consumer discretionary, and emerging markets equities, reflecting the increased risk appetite of the overall market entering the month. Bond exposure was diversified across international developed and emerging bonds and long government bonds and helped offset declines in the equity portion of the portfolio. Gold, despite strong performance throughout the year, was a drag on performance as prices pulled back from multi-year highs after reaching $2,000/ounce.

The Fund rebounded from the market declines in September 2020 and October 2020 to capture upside, riding the rally into year end. The Fund increased risk exposure throughout the fourth quarter and was aggressively positioned in November 2020 and December 2020. The Fund finished the year with the highest level of equity exposure since January 2020 while also holding no fixed income positions for the first time since early 2018. At the start of the fourth quarter, the Fund held equity positions in large caps, technology, and emerging markets. An allocation to utilities helped to offset the decline that carried over from September 2020. Fixed income positions were split between convertible, international, and emerging markets bonds while the balance of the portfolio was in gold. In November 2020, equity markets moved sharply higher and the Fund was well positioned to capture the move. Equities were again well diversified in technology, large caps, and emerging markets. Fixed income holdings declined modestly. The Fund continued to hold convertible bonds with the balance of fixed income exposure allocated to mortgage-backed securities. In December 2020, the Fund reallocated completely out of fixed income positions in favor of equities and an increased allocation to gold which represented 20% of the portfolio by year end. Additional exposure to the energy sector, accounting for approximately 20% of the portfolio, was split between an energy sector index and an allocation to MLPs.

The Fund captured market upside to start the New Year with a significant overweight to equities. Allocations were primarily in domestic stocks, including large caps, small caps, technology, and the retail sector, each of which contributed positive performance. The Fund’s only international exposure was in emerging markets. Fixed income holdings were allocated to convertibles and international bonds while commodity exposure was allocated to gold. The equity market rally continued into February 2021 while fixed income markets were pressured by concerns about the economy overheating, contributing to anxieties about inflation. By the end of the month, this narrative spilled over into equities, causing the major stock indices to decline, with technology leading the decline after a massive run-up over the previous year. Equity exposure was reduced during the month, primarily in large caps and retail while retaining positions in small caps and technology. The Fund continued to hold convertible and international bonds during the month and the reallocation from the equity portion of the portfolio was moved to ultrashort duration bonds. After strong performance for most of 2020, gold lost some of its luster near year-end and continued to decline in 2021, testing several technical support levels. In response to the pullback, the Fund reallocated from gold to a diversified commodities fund showing better relative strength. The equity market pullback continued into the first week of March 2021 and while large caps were able to find their footing, technology and small caps, which led the rally at the start of the year, sustained additional losses throughout the month. Adapting to the changing market conditions, the Fund increased equity exposure during March 2021 with allocations reflecting the new market mood, as the portfolio held energy and financial exposure, both of which benefited from inflation and rising interest rates. The balance of equity exposure remained in small caps, technology and utilities while international exposure rotated from emerging markets to international developed.

Market Outlook

After a furious rally off of the pandemic lows of last March, equity markets started the New Year in a bullish mode, keen to add to already lofty levels. Invigorated by another round of stimulus and a new administration prioritizing a massive infrastructure bill, most analysts, economists, and market observers have projected solid returns for equities on the back of robust economic growth. The rate of vaccinations is a critical factor, but most forecasts suggest that a return to normality will drive increased spending in the second half of the year propelling growth north of 5% for the year. Looking further out to 2022, most scenarios suggest a reversion to longer-term GDP trends and growth that resembles the pre-pandemic period, 2-3%. Fed policy is expected to remain accommodative for an extended period of time and will serve as an added tailwind for markets.

However, despite the overwhelming optimism, equity markets corrected sharply in February 2021 and fixed income markets had a dismal quarter. Despite the Fed’s commitment to low rates and a change in policy regarding their dual mandate, investors are concerned the economy will overheat, leading to a spike in inflation that could put the Fed behind the curve on interest rate policy. Some of these concerns are tied to the changes in policy announced by the Fed last year that took into consideration similar fears of rising inflation after the financial crisis over a decade ago that never materialized. Despite low levels of unemployment, wage growth never hit levels that impacted inflation significantly. The central bank’s policy now seeks to balance the two mandates through a policy of “average inflation targeting,” in essence smoothing out short-term fluctuations by looking at trends over a longer period of time. Additionally, the Fed will allow inflation to run above 2% after periods during which it has run below its target. The belief, after decade of low interest rates, is that a robust labor market does not necessarily translate into inflation the way it has in the past. Fundamental economic conditions, especially coming out of the collapse last year and significant slack in the labor market, would suggest there is plenty of room for the economy to grow, so why the concern?

Inflation Reflexivity

While most commonly associated with “Breaking the Bank of England” on Black Wednesday in 1992, George Soros is also credited as the foremost promoter of the concept of reflexivity in economics. The concept, grounded in epistemology, was first applied by Soros in a coherent way to better understand economic models and markets. Reflexivity, as its most basic level, refers to the circular relationship between cause and effect and the feedback loops that occur between them. Soros, influenced by Karl Popper, utilized this framework to better understand why markets deviate from equilibrium and are not “efficient.” First presented in his 1987 book titled The Alchemy of Finance, he has often claimed that this approach gave him an “edge” and contributed significantly to his success. Soros was clearly out of the mainstream for many years as the efficient market hypothesis was the predominant model for financial markets. After several episodes of excess over the past 30 years (crash of 1987, tech bubble, Japanese market crash, the housing bubble, and financial crisis), Soros’s ideas are now more widely accepted. Today, the idea that investors’ perceptions can affect economic fundamentals which in turn can feedback to changing investor’s perception is applied more widely and supported by a broader acceptance of behavioral economics.

Turning back to the current market and concerns about inflation, reflexivity could help us understand why those fears have impacted markets to the degree they have, especially, considering that the underlying data paints a mixed picture. Take for example the most recent release of inflation data in March 2021, showing a 2.6% increase from the prior year, well above the Fed’s 2% target. The calculation, obviously distorted by the economic collapse last year when rents and prices of many commodities and goods dropped precipitously, impacts investor perceptions. That change in perception creates a feedback loop as investors consider the impact on interest rates and change their fixed income holdings. By selling interest rate sensitive positions, like long duration bonds, market activity feeds back into higher interest rates, which in turn validate the impression that inflation is a concern. By changing their policy, the Fed is trying to give itself more leeway to deal with these feedback loops, thereby making them less likely to overreact to these short-term fluctuations. Markets, acting as aggregates of investors’ perceptions, often create inaccurate expectations (particularly in the case of inflation expectations) and reality then changes to reflect these perceptions.

Looking at some of the fundamentals, there are some areas for legitimate concern and whether the Fed is behind the curve. For example, economists have underestimated the rebound in employment which, despite being about 9 million jobs lower than February 2020, has proven stronger than their models suggested. Oil prices, after going negative last year, are now higher than at the start of 2020 and supplies are being drawn down. Rents, an important component in inflation calculations, are starting to firm up as the economy rebounds and moratoriums are set to expire mid-year. The housing market remains hot and is very much a seller’s market. Conversely, one can make the case that so much economic damage has been wrought by the pandemic that there is plenty of slack in an economy with over 9 million unemployed. As a result, wage growth is less likely to impact inflation especially in the context of the Phillips curve (a measure of how inflation responds to labor market slack) showing a significantly lower correlation since the 1960s. With many retailers struggling to stay afloat, constant discounting and incentivizing of consumers will remain the norm, much like after the financial crisis. The commercial real estate market was already an area of concern before the pandemic as retailers were moving more aggressively to e-commerce and away from bricks and mortar and is likely in for more discomfort.

It may take several more months before we can see more reliable data, unbiased by the extreme events of last year but for the next several months expect more data to come out showing rising inflation, pushing interest rates higher and bonds lower. Combined with elevated valuations, the conditions suggest a good probability of another short-term correction in the spring. However, if the reopening of society slows or stumbles, we would expect a pullback in rates. Over the next couple quarters, growth and inflation data points will both look less robust as economic activity normalizes and the low levels of the pandemic drop out from year over year comparisons. This, in turn could create a different feedback loop by year end and into 2022, especially if growth is slower than forecast. When the economy reverts back to its pre-pandemic trend line, sentiment could very reflect concerns about growth again, not inflation. The Fed’s new approach is betting on just that and Chairman Powell seems determined to not repeat the mistakes of the past. As a result, we don’t expect the Fed to change its timeline on raising rates anytime soon despite investor’s perception.

Kindest regards,

PJ Grzywacz

President

June 3, 2021

5275-NLD-6/4/2021

Additional Index Disclosure: The Bloomberg Barclays U.S. Corporate High Yield Bond Index is an unmanaged index that covers the universe of fixed-rate, noninvestment grade debt. The Morningstar Moderate Target Risk Index is a rules-based index based on a well-established asset allocation methodology from Ibbotson Associates, a Morningstar company. The index seeks to provide both capital appreciation and income. This index tends to hold larger positions in stocks than conservative-allocation portfolios. The index typically has 50-70% of assets in equities. The index is rebalanced annually. The Morningstar Tactical Allocation Category: The Tactical Allocation Category contains funds that seek to provide capital appreciation and income by actively shifting allocations across investments. These portfolios have material shifts across equity regions, and bonds sectors on a frequent basis. To qualify for the tactical allocation category, the fund must have minimum exposures of 10% in bonds and 20% in equity. Next, the fund must historically demonstrate material shifts in sector or regional allocations either through a gradual shift over three years or through a serious of material shifts on a quarterly basis. Within a three-year period, typically the average quarterly changes between equity regions and bond sectors exceeds 15% or the difference between the maximum and minimum exposure to a single equity or bond sector exceeds 50%. The Morningstar Macro Trading Category: Funds in this category trade a broad range of securities based on a combination of macroeconomic indicators and fundamental data for security selection. Although uncorrelated over a full market cycle, macro strategies tend to be directional over short periods of time, resulting in episodic correlation and the potential for significant drawdowns. The Morningstar Nontraditional Bond Category: The Nontraditional Bond Category contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Many funds in this group describe themselves as “absolute return” portfolios, which seek to avoid losses and produce returns uncorrelated with the overall bond market; they employ a variety of methods to achieve those aims. Another large subset are self-described “unconstrained” portfolios that have more flexibility to invest tactically across a wide swath of individual sectors, including high-yield and foreign debt, and typically with very large allocations. Funds in the latter group typically have broad freedom to manage interest-rate sensitivity, but attempt to tactically manage those exposures in order to minimize volatility. The category is also home to a subset of portfolios that attempt to minimize volatility by maintaining short or ultra-short duration portfolios, but explicitly court significant credit and foreign bond market risk in order to generate high returns. Funds within this category often will use credit default swaps and other fixed income derivatives to a significant level within their portfolios. Definitions: Long: Buying a security such as a stock, commodity or currency, with the expectation that the asset will rise in value. Short: Any sale that is completed by the delivery of a security borrowed by the seller. Short sellers assume they will be able to buy the stock at a lower amount that the price at which they sold short.

CMG Mauldin Core Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2021

Comparisons of the Change in Value of a $10,000 Investment

Annualized Total Returns as of April 30, 2021

			Annualized
		Annualized	Since
CMG Mauldin Core Fund:	One Year	5 Year	Inception*
Class A
Without sales charge	16.26%	4.52%	3.49%
With sales charge	9.62%	3.30%	2.72%
Class I	16.40%	4.74%	3.72%
MSCI All Country World Index Gross	46.40%	14.45%	10.78%
Morningstar Moderate Target Risk TR Index	27.80%	10.10%	7.85%

*	Class A and Class I shares commenced operations on May 15, 2013.

The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance consisting of 24 developed market country indices. Investors cannot invest directly in an index or benchmark.

The Morningstar Moderate Target Risk TR Index is a rules-based index based on a well-established asset allocation from Ibbotson Associates, a Morningstar company. The index seeks to provide both capital appreciation and income. This index tends to hold larger positions in stocks than conservative-allocation portfolios. The index typically has 50-70% of assets in equities. The index is rebalanced annually. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions, if any. Class A shares are subject to a sales charge of 5.75% imposed on purchases. The Fund’s total annual operating expenses, including underlying funds, are 1.89% for Class A and 1.65% for Class I per the Fund’s prospectus dated December 7, 2020. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions, if any, or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-866-CMG-9456.

CMG Mauldin Core Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
April 30, 2021

Portfolio Composition as of April 30, 2021 (Unaudited)

Percent of
Net Assets
Exchange-Traded Funds:	99.7%
Commodity Fund	3.2%
Debt Funds	13.7%
Equity Funds	82.8%
Short-Term Investment	0.5%
Liabilities in Excess of Other Assets	-0.2%
Total	100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

CMG Tactical Bond Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2021

Comparisons of the Change in Value of a $10,000 Investment

Annualized Total Returns as of April 30, 2021

		Annualized	Annualized
CMG Tactical Bond Fund:	One Year	5 Year	Since Inception*
Class A
Without sales charge	2.52%	2.22%	1.51%
With sales charge	(3.40)%	1.00%	0.50%
Class I	2.90%	2.62%	2.06%
Bloomberg Barclays U.S. Corporate High Yield Index	19.67%	7.46%	5.75%

*	Class I shares commenced operations on October 6, 2014. Class A shares commenced operations on May 29, 2015. Bloomberg Barclays U.S. Corporate High Yield Index since inception performance is as of October 6, 2014.

The Bloomberg Barclays U.S. Corporate High Yield Index is a market value-weighted index which covers the U.S. non-investment grade fixed-rate debt market. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions, if any. Class A shares are subject to a sales charge of 5.75% imposed on purchases. The Fund’s total annual operating expenses, including underlying funds, are 2.13% for Class A and 1.72% for Class I per the Fund’s prospectus dated August 28, 2020. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions, if any, or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-866-CMG-9456.

Portfolio Composition as of April 30, 2021 (Unaudited)

Percent of
Net Assets
Exchange-Traded Funds:	98.0%
Debt Funds	98.0%
Assets in Excess of Other Liabilities	2.0%
Total	100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

CMG Tactical All Asset Strategy Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2021

Comparisons of the Change in Value of a $10,000 Investment

Annualized Total Returns as of April 30, 2021

				Annualized
		Annualized	Annualized	Since
CMG Tactical All Asset Strategy Fund:	One Year	3 Year	5 Year	Inception*
Class A
Without sales charge	24.62%	3.01%	3.77%	3.77%
With sales charge	17.48%	1.01%	2.55%	2.55%
Class I	24.79%	3.41%	4.03%	4.03%
Morningstar Moderate Target Risk TR Index	27.80%	7.00%	10.10%	10.10%

*	Class A and Class I shares commenced operations on May 2, 2016. The Fund’s inception date was April 29, 2016.

The Morningstar Moderate Target Risk TR Index is a rules-based index based on a well-established asset allocation methodology from Ibbotson Associates, a Morningstar company. The index seeks to provide both capital appreciation and income. This index tends to hold larger positions in stocks than conservative-allocation portfolios. The index typically has 50-70% of assets in equities. The index is rebalanced annually. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions, if any. Class A shares are subject to a sales charge of 5.75% imposed on purchases. The Fund’s total annual operating expenses, including underlying funds, are 1.55% for Class A and 1.41% for Class I per the Fund’s prospectus dated August 28, 2020. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions, if any, or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-866-CMG-9456.

Portfolio Composition as of April 30, 2021 (Unaudited)

Percent of
Net Assets
Exchange-Traded Funds:	98.6%
Debt Funds	8.7%
Equity Funds	89.9%
Short-Term Investment	1.4%
Assets in Excess of Other Liabilities	0.0%
Total	100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

CMG Mauldin Core Fund
PORTFOLIO OF INVESTMENTS
April 30, 2021

Shares	Security	Fair Value
	EXCHANGE-TRADED FUNDS - 99.7%
	COMMODITY FUND - 3.2%
55,935	Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	$1,042,069
	TOTAL COMMODITY FUND (Cost - $885,258)

	DEBT FUNDS - 13.7%
10,430	iShares 7-10 Year Treasury Bond ETF	1,188,916
2,441	iShares JP Morgan USD Emerging Markets Bond ETF	271,293
25,726	Janus Henderson Short Duration Income ETF	1,291,445
38,938	SPDR Portfolio Long Term Treasury ETF	1,550,511
2,526	Vanguard Total International Bond ETF	143,906
	TOTAL DEBT FUNDS (Cost - $4,805,104)	4,446,071

	EQUITY FUNDS - 82.8%
9,936	FlexShares Global Upstream Natural Resources Index Fund	374,289
4,510	Invesco Nasdaq 100 ETF	626,665
18,331	Invesco S&P 500 Low Volatility ETF	1,107,926
20,933	Invesco S&P 500 Quality ETF	957,475
18,508	iShares Core MSCI EAFE ETF	1,375,329
33,885	iShares Core MSCI Emerging Markets ETF	2,218,451
22,069	iShares Core S&P Small-Cap ETF	2,439,507
42,779	iShares MSCI Japan ETF	2,884,160
4,955	iShares MSCI USA Momentum Factor ETF	853,301
20,587	ProShares Short S&P 500 *	327,539
18,164	Schwab U.S. Large-Cap Value ETF	1,227,705
6,075	Schwab U.S. Small-Cap ETF	622,384
15,034	Vanguard Dividend Appreciation ETF	2,300,352
22,421	Vanguard Total Stock Market ETF	4,867,599
31,758	Xtrackers MSCI Europe Hedged Equity ETF	1,055,636
99,334	Xtrackers S&P 500 ESG ETF	3,650,524
	TOTAL EQUITY FUNDS (Cost - $24,349,640)	26,888,842

	TOTAL EXCHANGE-TRADED FUNDS (Cost - $30,040,002)	32,376,982

	SHORT-TERM INVESTMENT - 0.5%
	MONEY MARKET FUND - 0.5%
162,266	Federated Hermes Institutional Prime Obligations Fund, Institutional Shares, 0.05% ^	162,331
	TOTAL SHORT-TERM INVESTMENT (Cost - $162,331)

	TOTAL INVESTMENTS - 100.2% (Cost - $30,202,333)	$32,539,313
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%	(59,450)
	NET ASSETS - 100.0%	$32,479,863

ETF - Exchange-Traded Fund

*	Non-income producing security.

^	Floating rate, rate shown represents the rate at April 30, 2021.

The accompanying notes are an integral part of these financial statements.

CMG Tactical Bond Fund
PORTFOLIO OF INVESTMENTS
April 30, 2021

Shares	Security	Fair Value
	EXCHANGE-TRADED FUNDS - 98.0%
	DEBT FUNDS - 98.0%
61,239	iShares Broad USD High Yield Corporate Bond ETF	$2,534,682
79,247	VanEck Vectors Fallen Angel High Yield Bond ETF	2,552,546
63,099	Xtrackers USD High Yield Corporate Bond ETF	2,532,163
	TOTAL EXCHANGE-TRADED FUNDS (Cost - $7,558,824)	7,619,391

	TOTAL INVESTMENTS - 98.0% (Cost - $7,558,824)	$7,619,391
	ASSETS IN EXCESS OF OTHER LIABILITIES - 2.0%	157,178
	NET ASSETS - 100.0%	$7,776,569

ETF	- Exchange-Traded Fund

The accompanying notes are an integral part of these financial statements.

CMG Tactical All Asset Strategy Fund
PORTFOLIO OF INVESTMENTS
April 30, 2021

Shares	Security	Fair Value
	EXCHANGE-TRADED FUNDS - 98.6%
	DEBT FUND - 8.7%
10,032	Vanguard Total International Bond ETF	$571,523
	TOTAL DEBT FUND (Cost - $585,366)

	EQUITY FUNDS - 89.9%
1,848	Invesco QQQ Trust Series 1	624,606
11,224	iShares MSCI Emerging Markets ETF	605,872
14,683	iShares MSCI India ETF	602,297
2,958	iShares Russell 2000 ETF	665,225
2,473	iShares Transportation Average ETF	667,883
17,395	Real Estate Select Sector SPDR Fund	743,984
3,228	SPDR S&P 500 ETF Trust	1,347,044
2,971	Vanguard Total Stock Market ETF	645,004
	TOTAL EQUITY FUNDS (Cost - $5,679,990)	5,901,915

	TOTAL EXCHANGE-TRADED FUNDS (Cost - $6,256,356)	6,473,438

	SHORT-TERM INVESTMENT - 1.4%
	MONEY MARKET FUND - 1.4%
90,672	Federated Hermes Institutional Prime Obligations Fund, Institutional Shares, 0.05% ^	90,708
	TOTAL SHORT-TERM INVESTMENT (Cost - $90,708)

	TOTAL INVESTMENTS - 100.0% (Cost - $6,356,064)	$6,564,146
	ASSETS IN EXCESS OF OTHER LIABILITIES - 0.0%	311
	NET ASSETS - 100.0%	$6,564,457

ETF	- Exchange-Traded Fund

^	Floating rate, rate shown represents the rate at April 30, 2021.

The accompanying notes are an integral part of these financial statements.

CMG Funds
STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2021

			CMG Tactical All
	CMG Mauldin	CMG Tactical	Asset Strategy
	Core Fund	Bond Fund	Fund

Assets:
Investments at Value (Cost $30,202,333, $7,558,824, and $6,356,064, respectively)	$32,539,313	$7,619,391	$6,564,146
Receivable for Securities Sold	—	224,801	—
Dividends and Interest Receivable	1	14	15
Receivable for Fund Shares Sold	4,639	208	—
Prepaid Expenses	10,844	13,441	19,686
Total Assets	32,554,797	7,857,855	6,583,847

Liabilities:
Payable to Related Parties	39,848	30,049	10,699
Accrued Advisory Fees	31,448	7,768	4,022
Payable for Fund Shares Redeemed	119	622	1,230
Accrued Distribution Fees	523	80	17
Due to Custodian	—	40,261	—
Accrued Expenses and Other Liabilities	2,996	2,506	3,422
Total Liabilities	74,934	81,286	19,390

NET ASSETS	$32,479,863	$7,776,569	$6,564,457

Composition of Net Assets:
Paid-in-Capital	$27,290,615	$9,217,220	$6,760,650
Accumulated Earnings (Losses)	5,189,248	(1,440,651)	(196,193)
Net Assets	$32,479,863	$7,776,569	$6,564,457

Net Asset Value, Offering and Redemption Price Per Share
Class A Shares:
Net Assets	$2,515,921	$59,519	$71,075
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	210,267	6,067	6,186
Net Asset Value (Net Assets ÷ Shares Outstanding) and Redemption Price Per Share	$11.97	$9.81	$11.49
Maximum Offering Price Per Share (Maximum sales charge of 5.75%)	12.70	10.41	12.19

Class I Shares:
Net Assets	$29,963,942	$7,717,050	$6,493,382
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	2,488,261	790,166	568,614
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$12.04	$9.77	$11.42

The accompanying notes are an integral part of these financial statements.

CMG Funds
STATEMENTS OF OPERATIONS
For the Year Ended April 30, 2021

			CMG Tactical All
	CMG Mauldin	CMG Tactical Bond	Asset Strategy
	Core Fund	Fund	Fund

Investment Income:
Dividend Income	$788,381	$730,523	$111,556
Interest Income	1,012	3,393	540
Total Investment Income	789,393	733,916	112,096

Expenses:
Investment Advisory Fees	508,214	275,359	52,411
Administration Fees	311,099	189,440	50,945
Third Party Administrative Servicing Fees	14,413	365	6,115
Distribution Fees- Class A	6,460	6,707	250
Custody Overdraft Fees	2,930	1,034	30
Total Expenses	843,116	472,905	109,751

Net Investment Income (Loss)	(53,723)	261,011	2,345

Net Realized and Unrealized Gain on Investments:
Net Realized Gain (Loss) From:
Investments	5,741,659	457,443	1,428,378
Foreign Currency Transactions	(1,451)	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	1,783,697	33,381	96,620
Foreign Currency Translations	1,515	—	—
Net Realized and Unrealized Gain on Investments	7,525,420	490,824	1,524,998

Net Increase in Net Assets Resulting From Operations	$7,471,697	$751,835	$1,527,343

The accompanying notes are an integral part of these financial statements.

CMG Funds
STATEMENTS OF CHANGES IN NET ASSETS

	CMG Mauldin Core Fund		CMG Tactical Bond Fund
	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	April 30, 2021	April 30, 2020	April 30, 2021	April 30, 2020

Operations:
Net Investment Income (Loss)	$(53,723)	$429,511	$261,011	$885,721
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	5,740,208	(247,047)	457,443	975,485
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	1,785,212	(1,240,108)	33,381	(1,602,813)
Net Increase (Decrease) in Net Assets Resulting From Operations	7,471,697	(1,057,644)	751,835	258,393

Distributions to Shareholders from:
Return of Capital
Class A	—	—	(2,302)	—
Class I	—	—	(29,605)	—
Total Distributions Paid
Class A	(66,332)	(42,157)	(9,228)	(13,309)
Class I	(1,189,187)	(993,184)	(271,663)	(891,631)
Total Distributions to Shareholders	(1,255,519)	(1,035,341)	(312,798)	(904,940)

Beneficial Interest Transactions:
Class A Shares:
Proceeds from Shares Issued	387,008	528,298	1,694,588	1,668,569
Distributions Reinvested	63,150	40,660	493	5,755
Cost of Shares Redeemed	(813,719)	(2,528,315)	(3,683,277)	(208,759)
Total Class A Transactions	(363,561)	(1,959,357)	(1,988,196)	1,465,565

Class I Shares:
Proceeds from Shares Issued	7,169,062	14,267,697	8,864,817	12,864,349
Distributions Reinvested	1,128,674	903,700	300,185	872,280
Cost of Shares Redeemed	(39,619,923)	(23,322,923)	(37,481,239)	(14,398,268)
Total Class I Transactions	(31,322,187)	(8,151,526)	(28,316,237)	(661,639)

Net Increase (Decrease) in Net Assets Resulting from Beneficial Interest Transactions	(31,685,748)	(10,110,883)	(30,304,433)	803,926

Increase (Decrease) in Net Assets	(25,469,570)	(12,203,868)	(29,865,396)	157,379

Net Assets:
Beginning of Year	57,949,433	70,153,301	37,641,965	37,484,586
End of Year	$32,479,863	$57,949,433	$7,776,569	$37,641,965

Share Activity:
Class A Shares:
Shares Issued	34,859	48,659	176,755	41,998
Shares Reinvested	5,535	3,630	51	588
Shares Redeemed	(72,163)	(230,048)	(378,345)	(45,912)
Net decrease in shares of beneficial interest outstanding	(31,769)	(177,759)	(201,539)	(3,326)

Class I Shares:
Shares Issued	645,322	1,293,578	923,828	4,404,352
Shares Reinvested	98,402	80,472	30,992	60,422
Shares Redeemed	(3,473,088)	(2,127,913)	(3,876,789)	(1,984,200)
Net increase (decrease) in shares of beneficial interest outstanding	(2,729,364)	(753,863)	(2,921,969)	2,480,574

The accompanying notes are an integral part of these financial statements.

CMG Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	CMG Tactical All Asset Strategy Fund
	For the Year	For the Year
	Ended	Ended
	April 30, 2021	April 30, 2020

Operations:
Net Investment Income	$2,345	$285,062
Net Realized Gain (Loss) on Investments	1,428,378	(1,062,032)
Net Change in Unrealized Appreciation on Investments	96,620	49,487
Net Increase (Decrease) in Net Assets Resulting From Operations	1,527,343	(727,483)

Distributions to Shareholders from:
Total Distributions Paid
Class I	(37,820)	(246,298)
Total Distributions to Shareholders	(37,820)	(246,298)

Beneficial Interest Transactions:
Class A Shares:
Proceeds from Shares Issued	4,826	100,424
Cost of Shares Redeemed	(145,204)	(2,885,400)
Total Class A Transactions	(140,378)	(2,784,976)

Class I Shares:
Proceeds from Shares Issued	1,251,375	11,449,324
Distributions Reinvested	37,789	245,370
Cost of Shares Redeemed	(3,228,533)	(33,775,701)
Total Class I Transactions	(1,939,369)	(22,081,007)

Net Decrease in Net Assets Resulting from Beneficial Interest Transactions	(2,079,747)	(24,865,983)

Decrease in Net Assets	(590,224)	(25,839,764)

Net Assets:
Beginning of Year	7,154,681	32,994,445
End of Year	$6,564,457	$7,154,681

Share Activity:
Class A Shares:
Shares Issued	427	10,936
Shares Redeemed	(14,855)	(291,659)
Net decrease in shares of beneficial interest outstanding	(14,428)	(280,723)

Class I Shares:
Shares Issued	124,795	1,121,582
Shares Reinvested	3,637	24,488
Shares Redeemed	(317,220)	(3,352,989)
Net decrease in shares of beneficial interest outstanding	(188,788)	(2,206,919)

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	CMG Mauldin Core Fund
	Class A
	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
	April 30, 2021	April 30, 2020	April 30, 2019	April 30, 2018		April 30, 2017
Net Asset Value, Beginning of Year	$10.57	$10.92	$10.79	$10.40		$10.23

Increase (Decrease) From Operations:
Net investment income (loss) (a)	(0.05)	0.05	0.05	0.08		(0.13)
Net realized and unrealized gain (loss) on investments	1.75	(0.25)	0.12	0.45		0.38
Total from operations	1.70	(0.20)	0.17	0.53		0.25

Distributions to shareholders from:
Net investment income	—	(0.14)	—	(0.00	) (e)	—
Net realized gains	(0.30)	(0.01)	(0.04)	(0.14)		(0.08)
Total distributions	(0.30)	(0.15)	(0.04)	(0.14)		(0.08)

Net Asset Value, End of Year	$11.97	$10.57	$10.92	$10.79		$10.40

Total Return (b)	16.26%	(1.93)%	1.60%	5.06%		2.50%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$2,516	$2,559	$4,586	$4,649		$3,049
Ratio of expenses to average net assets (c)	1.98%	1.75%	1.66%	1.52%		3.40%
Ratio of net investment income (loss) to average net assets (c)(d)	(0.42)%	0.49%	0.48%	0.76%		(1.26)%
Portfolio turnover rate	437%	278%	324%	220%		248%

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	CMG Mauldin Core Fund
	Class I
	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	April 30, 2021		April 30, 2020	April 30, 2019	April 30, 2018	April 30, 2017
Net Asset Value, Beginning of Year	$10.62		$10.98	$10.82	$10.46	$10.26

Increase (Decrease) From Operations:
Net investment income (loss) (a)	(0.01)		0.08	0.08	0.04	(0.08)
Net realized and unrealized gain (loss) on investments	1.73		(0.25)	0.13	0.50	0.36
Total from operations	1.72		(0.17)	0.21	0.54	0.28

Distributions to shareholders from:
Net investment income	(0.00	) (e)	(0.18)	(0.01)	(0.04)	—
Net realized gains	(0.30)		(0.01)	(0.04)	(0.14)	(0.08)
Total distributions	(0.30)		(0.19)	(0.05)	(0.18)	(0.08)

Net Asset Value, End of Year	$12.04		$10.62	$10.98	$10.82	$10.46

Total Return (b)	16.40%		(1.69)%	1.93%	5.13%	2.78%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$29,964		$55,390	$65,567	$68,814	$7,669
Ratio of expenses to average net assets (c)	1.73%		1.51%	1.41%	1.33%	2.98%
Ratio of net investment income (loss) to average net assets (c)(d)	(0.09)%		0.69%	0.73%	0.37%	(0.81)%
Portfolio turnover rate	437%		278%	324%	220%	248%

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	CMG Tactical Bond Fund
	Class A
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	April 30, 2021	April 30, 2020	April 30, 2019	April 30, 2018	April 30, 2017
Net Asset Value, Beginning of Year	$9.63	$9.82	$9.42	$9.75	$9.60

Increase (Decrease) From Operations:
Net investment income (a)	0.07	0.16	0.22	0.18	0.23
Net realized and unrealized gain (loss) on investments	0.17	(0.13)	0.37	(0.33)	0.12
Total from operations	0.24	0.03	0.59	(0.15)	0.35

Distributions to shareholders from:
Net investment income	(0.05)	(0.22)	(0.19)	(0.18)	(0.20)
Return of capital	(0.01)	—	—	—	—
Total distributions	(0.06)	(0.22)	(0.19)	(0.18)	(0.20)

Net Asset Value, End of Year	$9.81	$9.63	$9.82	$9.42	$9.75

Total Return (b)	2.52%	0.27%	6.31%	(1.57)%	3.73%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$60	$1,999	$548	$557	$1,042
Ratio of expenses to average net assets (c)	1.78%	1.79%	1.74%	1.78%	1.82%
Ratio of net investment income to average net assets (c)(d)	0.72%	1.69%	2.26%	1.91%	2.38%
Portfolio turnover rate	989%	959%	433%	886%	12.68

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges, if any.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	CMG Tactical Bond Fund
	Class I
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	April 30, 2021	April 30, 2020	April 30, 2019	April 30, 2018	April 30, 2017
Net Asset Value, Beginning of Year	$9.60	$9.78	$9.42	$9.75	$9.62

Increase (Decrease) From Operations:
Net investment income (a)	0.09	0.24	0.27	0.22	0.25
Net realized and unrealized gain (loss) on investments	0.19	(0.17)	0.35	(0.33)	0.14
Total from operations	0.28	0.07	0.62	(0.11)	0.39

Distributions to shareholders from:
Net investment income	(0.10)	(0.25)	(0.26)	(0.22)	(0.26)
Return of capital	(0.01)	—	—	—	—
Total distributions	(0.11)	(0.25)	(0.26)	(0.22)	(0.26)

Net Asset Value, End of Year	$9.77	$9.60	$9.78	$9.42	$9.75

Total Return (b)	2.90%	0.73%	6.68%	(1.18)%	4.13%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$7,717	$35,643	$36,937	$12,197	$18,120
Ratio of expenses to average net assets (c)	1.53%	1.38%	1.32%	1.35%	1.47%
Ratio of net investment income to average net assets (c)(d)	0.86%	2.51%	2.87%	2.25%	2.61%
Portfolio turnover rate	989%	959%	433%	886%	1,268%

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges, if any.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year/period presented.

	CMG Tactical All Asset Strategy Fund
	Class A
	Year	Year	Year	Year	Period
	Ended	Ended	Ended	Ended	Ended
	April 30, 2021	April 30, 2020	April 30, 2019	April 30, 2018	April 30, 2017 *
Net Asset Value, Beginning of Period	$9.22	$10.06	$10.19	$10.32	$10.00

Increase (Decrease) From Operations:
Net investment income (loss) (a)	(0.02)	0.12	0.07	0.02	0.03
Net realized and unrealized gain (loss) on investments	2.29	(0.96)	(0.20)	0.26	0.37
Total from operations	2.27	(0.84)	(0.13)	0.28	0.40

Distributions to shareholders from:
Net investment income	—	—	—	(0.06)	(0.03)
Net realized gains	—	—	—	(0.35)	(0.05)
Total distributions	—	—	—	(0.41)	(0.08)

Net Asset Value, End of Period	$11.49	$9.22	$10.06	$10.19	$10.32

Total Return (b)	24.62%	(8.35)%	(1.28)%	2.61%	4.00	% (f)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$71	$190	$3,033	$18,338	$38,741
Ratio of expenses to average net assets (c)	1.81%	1.39%	1.43%	1.30%	1.53	% (e)
Ratio of net investment income (loss) to average net assets (c)(d)	(0.24)%	1.25%	0.72%	0.22%	0.32	% (e)
Portfolio turnover rate	709%	563%	400%	627%	451	% (f)

*	Commencement of Operations on May 2, 2016.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges, if any.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Annualized.

(f)	Not annualized.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year/period presented.

	CMG Tactical All Asset Strategy Fund
	Class I
	Year	Year	Year	Year	Period
	Ended	Ended	Ended	Ended	Ended
	April 30, 2021	April 30, 2020	April 30, 2019	April 30, 2018	April 30, 2017 *
Net Asset Value, Beginning of Period	$9.20	$10.11	$10.20	$10.34	$10.00

Increase (Decrease) From Operations:
Net investment income (a)	— (g)	0.12	0.10	0.04	0.06
Net realized and unrealized gain (loss) on investments	2.28	(0.92)	(0.19)	0.25	0.37
Total from operations	2.28	(0.80)	(0.09)	0.29	0.43

Distributions to shareholders from:
Net investment income	(0.06)	(0.11)	—	(0.08)	(0.04)
Net realized gains	—	—	—	(0.35)	(0.05)
Total distributions	(0.06)	(0.11)	—	(0.43)	(0.09)

Net Asset Value, End of Period	$11.42	$9.20	$10.11	$10.20	$10.34

Total Return (b)	24.79%	(8.02)%	(0.88)%	2.68%	4.29	% (f)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$6,493	$6,965	$29,962	$13,354	$5,956
Ratio of expenses to average net assets (c)	1.56%	1.25%	1.06%	1.21%	1.28	% (e)
Ratio of net investment income to average net assets (c)(d)	0.04%	1.25%	1.04%	0.34%	0.58	% (e)
Portfolio turnover rate	709%	563%	400%	627%	451	% (f)

*	Commencement of Operations on May 2, 2016.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges, if any.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Annualized.

(f)	Not annualized.

(g)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

CMG Funds
NOTES TO FINANCIAL STATEMENTS
April 30, 2021

1.	ORGANIZATION

CMG Mauldin Core Fund (the “Mauldin Fund”), CMG Tactical Bond Fund, (the “Bond Fund”) and CMG Tactical All Asset Strategy Fund (“All Asset Fund”) (each a “Fund”, collectively, the “Funds”) are each a diversified series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Funds currently offer Class A shares and Class I shares. Class I shares are offered at net asset value. Class A shares for all Funds are offered at net asset value plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the Funds and classes are identical except for their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to the respective class’s service and/or distribution plans. Each Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. The Mauldin Fund seeks capital appreciation as its investment objective. Class A and Class I of the Mauldin Fund commenced operations on May 15, 2013. The Bond Fund seeks to generate total returns over a complete market cycle through capital appreciation and income. Class I of the Bond Fund commenced operations on October 6, 2014. Class A of the Bond Fund commenced operations on May 29, 2015. The All Asset Fund’s investment objective is to generate capital appreciation. Class A and Class I of the Tactical Fund commenced operations on May 2, 2016.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” Update.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Exchange traded options, futures and options on futures are valued at the final settle price or, in the absence of a settle price, at the last sale price on the day of valuation. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Funds may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying open-end investment companies are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2021

that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

ETF, Mutual Fund and Exchange Traded Note (“ETN”) Risk – ETFs, mutual funds and ETNs are subject to investment advisory fees or management fees and other expenses, which are indirectly paid by each Fund. Each are subject to specific risks, depending on investment strategy. Also, each may be subject to leverage risk, which may magnify losses. ETNs are also subject to default risks.

A Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings, and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from the fair value team. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2021

Each Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of April 30, 2021 for the Funds’ assets and liabilities measured at fair value:

Mauldin Fund:	Level 1	Level 2	Level 3	Total
Assets*
Exchange-Traded Funds	$32,376,982	$—	$—	$32,376,982
Short-Term Investment	162,331	—	—	162,331
Total Assets	$32,539,313	$—	$—	$32,539,313

Bond Fund:	Level 1	Level 2	Level 3	Total
Assets*
Exchange-Traded Funds	$7,619,391	$—	$—	$7,619,391
Total Assets	$7,619,391	$—	$—	$7,619,391

Tactical Fund:	Level 1	Level 2	Level 3	Total
Assets*
Exchange-Traded Funds	$6,473,438	$—	$—	$6,473,438
Short-Term Investment	90,708	—	—	90,708
Total Assets	$6,564,146	$—	$—	$6,564,146

*	Refer to the Portfolios of Investments for industry classifications.

The Funds did not hold Level 3 securities during the year.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2021

Federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Foreign Currency Translations – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of their taxable income, if any, to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended April 30, 2018 to April 30, 2020, or expected to be taken in the Funds’ April 30, 2021 year-end tax returns. The Funds identify their major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Funds make significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from investment income and net realized capital gains, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, mark-to-market on open Section 1256 contracts) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Funds.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – Pursuant to an investment advisory agreement between the adviser and the Trust, with respect to the Funds (the “Advisory Agreement”), investment advisory services are provided to the Funds by CMG Capital Management Group, Inc. (the “Adviser”). Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.05%, 0.95% and 0.75% of the average daily net assets of the Mauldin Fund, Bond Fund and All Asset Fund, respectively. For the year ended April 30, 2021, the Adviser earned advisory fees of $508,214 for the Mauldin Fund, $275,359 for the Bond Fund and $52,411 for the All Asset Fund.

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC ( the “Distributor”). The Trust has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), as amended, pursuant to

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2021

Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. Under the Plan, the Mauldin Fund may pay up to 0.25% for Class A shares, the Bond Fund may pay up to 0.40% for Class A shares, and the Tactical Fund may pay up to 0.25% for Class A shares per year of its average daily net assets for such distribution and shareholder service activities. During the year ended April 30, 2021, $6,460, $6,707 and $250 were accrued under the Plan for the Mauldin Fund, Bond Fund and All Asset Fund, respectively. As of April 30, 2021, the Board has not implemented the Plan with respect to the Class I shares of the Funds and no distribution fees have been accrued against the net assets of that class for the year ended April 30, 2021.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the year ended April 30, 2021, the Distributor received underwriter commissions of $4,024 for sales of the Mauldin Fund Class A shares and $288 for sales of the All Asset Fund Class A shares, of which $572 and $38 were retained by the principal underwriter or other affiliated broker-dealers, respectively.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to an administrative servicing agreement with GFS, each Fund pays GFS customary fees based on aggregate net assets of the Funds as described in the servicing agreement for providing administration, fund accounting, and transfer agency services to the Funds. In accordance with this agreement, GFS pays for all other operating expenses for the Funds, including but not limited to legal fees, audit fees, compliance services and custody fees. As of April 30, 2021, the amounts owed to GFS were $39,848, $30,049 and 10,699 for the Mauldin Fund, Bond Fund and All Asset Fund, respectively. Certain officers of the Trust are also officers of GFS and are not paid any fees directly by the Funds for serving in such capacities. For the year ended April 30, 2021, the Trustees received fees in the amount of $17,694 on behalf of the Mauldin Fund and $14,155 each from the Bond Fund and the All Asset Fund.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term investments and U.S. Government securities, for the six months ended October 31, 2020 amounted to $208,267,327 and $241,225,426, respectively, for the Mauldin Fund, $270,978,827 and $298,511,680, respectively, for the Bond Fund, and $47,385,628 and $49,493,131, respectively, for the All Asset Fund.

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2021

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $30,269,374, $7,558,825 and $6,356,064 for the Mauldin Fund, Bond Fund and the All Asset Fund, respectively, and differs from market value by net unrealized appreciation (depreciation) consisted of:

Mauldin Fund
Gross unrealized appreciation:	$2,765,421
Gross unrealized depreciation:	(495,482)
Net unrealized appreciation:	$2,269,939

Bond Fund
Gross unrealized appreciation:	$60,566
Gross unrealized depreciation:	—
Net unrealized appreciation:	$60,566

Tactical Fund
Gross unrealized appreciation:	$224,972
Gross unrealized depreciation:	(16,890)
Net unrealized appreciation:	$208,082

The tax character of distributions paid during the years ended April 30, 2021 and April 30, 2020 was as follows:

For the year ended April 30, 2021:
	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
CMG Mauldin Core Fund	$9,712	$2,223,309	$—	$2,233,021
CMG Tactical Bond Fund	280,891	—	31,907	312,798
CMG Tactical All Asset Strategy Fund	37,820	—	—	37,820

For the year ended April 30, 2020:
	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
CMG Mauldin Core Fund	$1,005,250	$30,091	$—	$1,035,341
CMG Tactical Bond Fund	902,998	—	1,942	904,940
CMG Tactical All Asset Strategy Fund	246,298	—	—	246,298

Tax equalization allows a Fund to treat as distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable and net capital gains. The CMG Mauldin Core Fund utilized equalization in the amount of $977,502, which resulted in a difference between tax distributions and book distributions as disclosed on the Statement of Changes for the period ended April 30, 2021. Net investment income and net realized gains(losses), as disclosed on the Statements of Operations and net assets were not affected by this reclassification.

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2021

As of April 30, 2021, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Undistributed	Undistributed	Post October	Capital Loss	Unrealized
	Ordinary	Long-Term	Loss and Late	Carry	Appreciation/	Total Accumulated
	Income	Capital Gains	Year Loss	Forwards	(Depreciation)	Earnings/(Deficits)
CMG Mauldin Core Fund	$1,842,991	$2,053,820	$—	$—	$2,269,939	$6,166,750
CMG Tactical Bond Fund	—	—	(15,436)	(1,485,781)	60,566	(1,440,651)
CMG Tactical All Asset Strategy Fund	8,518	—	(12,159)	(400,634)	208,082	(196,193)

The difference between book basis and tax basis undistributed net investment income and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales and tax adjustments for grantor trusts.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses as follows:

Late Year Losses
CMG Tactical Bond Fund	$15,436
CMG Mauldin Core Fund	12,159

At April 30, 2021, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains and capital loss carryforwards utilized as follows:

	Non-Expiring
	Short-Term	Long-Term	Total	CLCF Utilized
CMG Mauldin Core Fund	$—	$—	$—	$—
CMG Tactical Bond Fund	1,485,781	—	1,485,781	7,418
CMG Tactical All Asset Strategy Fund	400,634	—	400,634	921,573

Permanent book and tax differences, primarily attributable to the tax adjustments for prior year tax returns and equalization credits resulted in reclassifications for the Funds for the year ended April 30, 2021 as follows:

		Accumulated
	Paid In Capital	Earnings (Losses)
CMG Mauldin Core Fund	$977,502	$(977,502)
CMG Tactical Bond Fund	(4,444)	4,444
CMG Tactical All Asset Strategy Fund	—	—

6.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. As of April 30, 2021, TD Ameritrade held 30.31% and Charles Schwab held 30.54% of the Mauldin Fund, E*TRADE Savings Bank held 86.62% of the Bond Fund, and Charles Schwab & Co. held 90.94% of the voting securities of the All Asset Fund. The Trust has no knowledge as to whether all or any portion of the shares owned of record by E*TRADE Savings Bank or Charles Schwab & Co. are also owned beneficially.

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2021

7.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Bond Fund currently invests a portion of its assets in iShares Broad USD High Yield Corporate Bond ETF (“iShares”), VanEck Vectors Fallen Angel High Yield Bond ETF (“VanEck”) and Xtrackers USD High Yield Corporate Bond ETF (“Xtrackers”). The Bond Fund may sell investments in iShares, VanEck and Xtrackers at any time if the Adviser determines that it is in the best interest of the Bond Fund and its shareholders to do so. The performance of the Bond Fund will be directly affected by the performance of iShares, VanEck and Xtrackers. The financial statements of iShares, VanEck and Xtrackers, including the portfolio of investments, can be found at the SEC website www.sec.gov and should be read in conjunction with the Bond Fund’s financial statements. As of April 30 ,2021, the percentage of the Bond Fund’s net assets invested in iShares was 32.6%, VanEck was 32.8% and Xtrackers was 32.6%.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); and Carlyle Tactical Private Credit Fund (since March 2018).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business, University of South Florida, Tampa FL (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President Since June 2017	Vice President, The Ultimus Group, LLC and Executive Vice President, Gemini Fund Services, LLC (since 2019); President, Gemini Fund Services, LLC (2012-2019) Treasurer of the Trust (2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant LLC (2004 -2013)	N/A	N/A
Richard Malinowski Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President, Gemini Fund Services, LLC (2012-2016).	N/A	N/A
James Colantino Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013 - 2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Michael J. Nanosky Born in 1966	Chief Compliance Officer Since January 2021	Chief Compliance Officer, of the Trust (since January 2021); Vice President-Senior Compliance Officer, Ultimus Fund Solutions (since 2020); Vice President, Chief Compliance Officer for Williamsburg Investment Trust (2020-current); Senior Vice President - Chief Compliance Officer, PNC Funds (2014-2019).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of April 30, 2021, the Trust was comprised of 68 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s Adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s Adviser.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-CMG-9456.

CMG Funds
SUPPLEMENTAL INFORMATION (Unaudited)
April 30, 2021

LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, the Funds’ investment strategies and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the year April 30, 2021, the Board and the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and they determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Board and Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of CMG Mauldin Core Fund, CMG Tactical Bond Fund and CMG Tactical All Asset Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, of CMG Mauldin Core Fund, CMG Tactical Bond Fund and CMG Tactical All Asset Strategy Fund (collectively, the Funds), each a separate series of Northern Lights Fund Trust, including the portfolios of investments, as of April 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes to the financial statements (collectively, the financial statements), and the financial highlights for each of the three years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of April 30, 2021, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for the Funds as documented in the table below were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated June 28, 2018.

Individual Fund	Financial Highlights
CMG Mauldin Core Fund	For the years ended April 30, 2018, 2017
CMG Tactical Bond Fund	For the years ended April 30, 2018, 2017
CMG Tactical All Asset Strategy Fund	For the year ended April 30, 2018 and for the period from May 2, 2016 (commencement of operations) to April 30, 2017

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021, by correspondence with the custodians and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more CMG Capital Management Group, Inc. investment companies since 2019.

Denver, Colorado

June 29, 2021

CMG Funds
EXPENSE EXAMPLES (Unaudited)(Continued)
April 30, 2021

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2020 through April 30, 2021.

Actual Expenses

The “Actual” columns in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as front-end or contingent deferred sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending
	Annualized	Account	Account	Expenses	Ending	Expenses
	Expense	Value	Value	Paid During	Account Value	Paid During
Class A	Ratio	11/1/20	4/30/21	Period *	4/30/21	Period *
Mauldin Fund	1.98%	$1,000.00	$1,124.30	$10.43	$1,014.98	$9.89
Bond Fund	1.78%	$1,000.00	$1,039.40	$9.00	$1,015.97	$8.90
All Asset Fund	1.81%	$1,000.00	$1,210.70	$9.91	$1,015.83	$9.04

Class I
Mauldin Fund	1.73%	$1,000.00	$1,124.80	$9.11	$1,016.22	$8.64
Bond Fund	1.53%	$1,000.00	$1,039.90	$7.72	$1,017.23	$7.63
All Asset Fund	1.56%	$1,000.00	$1,212.30	$8.57	$1,017.04	$7.82

*	Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the six-month period ended April 30, 2021 (181) divided by the number of days in the fiscal year (365).

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

CMG FUNDS

Adviser	CMG Capital Management Group, Inc. 1000 Continental Drive, Suite 570 King of Prussia, PA 19406
Sub-Adviser CMG Mauldin Core Fund	Mauldin Solutions, LLC 2900 McKinnon # 1708 Dallas, TX 75201
Administrator	Gemini Fund Services, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12 month period ended June 30th as well as a description of the policies and procedures that the Funds used to determine how to vote proxies is available without charge, upon request, by calling 1-866-CMG-9456 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-866-CMG-9456.

CMG Funds
225 Pictoria Drive ● Suite 450 ● Cincinnati, OH 45246
1-866-CMG-9456

CMG-AR21

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The board of directors of the fund has determined that Mark Taylor is an independent audit committee financial expert.

(a)(2) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2021 – $40,950

2020 – $40,950

(b)	Audit-Related Fees

2021 – None

2020 – None

(c)	Tax Fees

2021 – $10,200

2020 – $10,200

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2021 - None

2020 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2021 2020

Audit-Related Fees:       0.00% 0.00%

Tax Fees:                      0.00% 0.00%

All Other Fees:              0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2021 - $10,200

2020 - $10,200

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable Fund is an open-end management investment company

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(a)(4) Not applicable

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 7/7/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 7/7/21

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 7/7/21